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                                                                 EXHIBIT 10.22.2

                  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR
                 CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL
                    PORTIONS HAVE BEEN FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.

               AMENDMENT NO 1. TO WARRANT PARTICIPATION AGREEMENT

      This Amendment No 1. to Warrant Participation Agreement (the "Amendment") is dated as of February 4, 1999, by and between priceline.com Incorporated (the "Company") and [**] ("Warrant Holder").

      WHEREAS, the Company and the Warrant Holder are parties to a Warrant Participation Agreement dated December 31, 1999, under which the Company granted warrants to Warrant Holder to purchase 1,000,000 shares of the Company's common stock, par value $.01 per share (the "Warrant Agreement"); and

      WHEREAS, the Company and the Warrant Holder desire to amend the Warrant Agreement in accordance with the terms hereof.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follow:

      1. AMENDMENTS. Sections 9(b), 9(c) and 13 of the Warrant Agreement are hereby amended by deleting each reference therein to "February 4, 1999" and substituting therefor a reference to "March 3, 1999."

      2. AFFECT OF AMENDMENT. This Amendment hereby modifies and amends the Warrant Agreement solely to the extent set forth in Section 1 hereof, and except as otherwise amended hereby, all other provision of the Warrant Agreement shall remain in full force and effect in accordance with the terms thereof.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                           PRICELINE.COM INCORPORATED


                                      By:
                                          --------------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                --------------------------------


                                    [**]


                                      By:
                                          --------------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                --------------------------------

[**] = Confidential treatment requested for redacted portion.